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                                                             EXHIBIT 99.8(m)(ii)

                              AMENDMENT NUMBER ONE
                                     TO THE
                          PARTICIPATION AGREEMENT AMONG

                              PUTNAM VARIABLE TRUST
                         PUTNAM RETAIL MANAGEMENT, L.P.
                                       AND
                        MINNESOTA LIFE INSURANCE COMPANY

     This Amendment Number One is incorporated in and made a part of the Participation Agreement (the "Agreement") made as of the 1st day of October 2006, by and among Putnam Variable Trust, Putnam Retail Management, L.P. and Minnesota Life Insurance Company.

     Schedule A of the Agreement is deleted and replaced with the Schedule A to this Addendum, attached hereto.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment Number One to the Agreement to be executed in its name and on its behalf by its duly authorized representative as of October 1, 2006:

MINNESOTA LIFE INSURANCE COMPANY


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By: Robert J. Ehren
Title: Vice President
Date:


PUTNAM VARIABLE TRUST


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By:
Title:
Date:


PUTNAM RETAIL MANAGEMENT, L.P.


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By:
Title:
Date:

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                                   SCHEDULE A
                                       TO
                        MINNESOTA LIFE INSURANCE COMPANY
                             PARTICIPATION AGREEMENT
                          (AS AMENDED OCTOBER 1, 2006)

NAME OF SEPARATE ACCOUNT       PRODUCT NAME
------------------------       ------------
Variable Annuity Account       MultiOption Achiever Annuity
                               MultiOption Classic Annuity
                               MultiOption Advisor Annuity
                               MultiOption Legend Annuity
                               TBA Variable Annuity June 2007

Minnesota Life Variable Life   Variable Adjustable Life
Account                        Variable Adjustable Life - Second Death
                               Variable Adjustable Life Horizon
                               Variable Adjustable Life Summit
                               Variable Adjustable Life Survivor

FUNDS
Putnam VT Growth and Income Fund - Class IB Shares
Putnam VT International Equity Fund - Class IB Shares
Putnam VT New Opportunities Fund - Class IB Shares
Putnam VT New Value Fund - Class IB Shares
Putnam VT Voyager Fund - Class IB Shares